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                                                                    EXHIBIT 10.1


                               I-FLOW CORPORATION
                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is made as of September 2, 2003, by and between I-Flow Corporation, a Delaware corporation (the "COMPANY"), and each of the investors listed on Schedule 1 hereto (each, an "INVESTOR").

      A. The Company desires to sell to the Investors, and the Investors desire to purchase from the Company, units (the "UNITS") of the Company's securities.

      B. Each Unit consists of (i) twenty (20) shares of the Company's common stock, par value $0.001 per share ("COMMON STOCK"), and (ii) a warrant, in substantially the form attached hereto as Exhibit A (the "WARRANT"), to purchase three (3) shares of Common Stock.

      C. In connection with the purchase and sale of the Units, the Company and the Investors will also enter into a registration rights agreement, in substantially the form attached hereto as Exhibit B (the "REGISTRATION RIGHTS AGREEMENT"), providing for the registration of the Units.

      In consideration of the mutual promises herein contained, the parties hereto hereby agree as follows:

1.    PURCHASE AND SALE OF SECURITIES.

      (a) Sale and Issuance of Securities. Subject to the terms and conditions of this Agreement, the Company shall issue, sell and deliver to each Investor, and each Investor shall purchase and acquire from the Company, such number of Units as set forth on Schedule 1 hereto (the "PURCHASED UNITS") for an aggregate purchase price (the "PURCHASE PRICE") equal to the product of: (i) the number of Purchased Units, multiplied by (ii) one hundred fifty dollars ($150.00).

      (b) Closing. The purchase and sale of the Units will take place at the offices of Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Irvine, California, at 10:00 a.m., on September 4, 2003, or at such other time and place as the Company and the Investors acquiring in the aggregate more than half the Units being sold pursuant hereto may mutually agree, either orally or in writing (which time and place are designated as the "Closing"). Notwithstanding the foregoing, this Agreement will terminate and none of the parties will have any further obligations hereunder if the Closing does not occur on or prior to September 5, 2003.

      (c) Closing Deliverables. At the Closing, (i) the Company shall deliver to each Investor a certificate for such number of shares of Common Stock and a Warrant for the purchase of such number of shares of Common Stock as are represented by the Purchased Units such Investor is purchasing; and (ii) each Investor shall deliver to the Company payment of the applicable Purchase Price therefor by cashier's check or wire transfer of immediately available funds.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth on the disclosure schedule attached hereto as Schedule 2 (the "DISCLOSURE SCHEDULE") or in the SEC Reports (as defined below), the Company hereby represents and warrants to each Investor, as of the date of this Agreement, as follows:

      (a) Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to (i) own and operate its properties and assets and to carry on its business as now conducted and as currently proposed to be conducted; (ii) execute and deliver this Agreement, the Warrant, the Registration Rights Agreement and the other documents required to be executed and delivered by the Company in connection with the transactions contemplated hereby (the "TRANSACTION DOCUMENTS"); (iii) issue and sell the shares of Common Stock, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants, that are represented by the Units (collectively, the "SECURITIES"); and (iv) perform its obligations under the Transaction Documents. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, financial condition or results of operations, taken as a whole (a "MATERIAL ADVERSE EFFECT").

      (b) Authorization. All corporate action on the part of the Company necessary for (i) the authorization, execution and delivery of Transaction Documents; (ii) the authorization, issuance (or reservation for issuance), sale, and delivery of the Securities being sold hereunder or issuable upon exercise of the Warrants; and (iii) the performance of all obligations of the Company under the Transaction Documents, has been taken or will be taken prior to the Closing. No stockholder approval is required to be obtained by the Company in order to consummate the transactions contemplated by this Agreement, the Warrants and the Registration Rights Agreement. This Agreement, the Warrants and the Registration Rights Agreement, when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (x) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (y) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (z) to the extent that the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable laws (clauses
(x), (y) and (z), the "ENFORCEABILITY EXCEPTIONS"). The sale of the Units is not, and the subsequent exercise of the Warrants for shares of Common Stock will not be, subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with, or trigger any anti-dilution, reset or similar provisions contained in any currently outstanding securities of the Company.

      (c) No Conflict. The execution, delivery and performance by the Company of the Transaction Documents to which the Company is a party and the consummation of the transactions contemplated thereby do not and will not: (a) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company; (b) violate any provision or requirement of any federal, state or local law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any governmental entity applicable to the Company, except for violations that would not have a Material Adverse Effect; (c) violate in any material respect, result in a material breach of, constitute (with due notice or lapse of time or both) a material


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default or cause any material obligation, penalty, premium or right of termination to arise or accrue under, any contract, agreement or document to which the Company is a party and required to be filed as an exhibit to the SEC Reports in accordance with Item 601 of Regulation S-K (the "MATERIAL CONTRACTS"); or (d) result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of the Company, except where the creation of any such liens would not have a Material Adverse Effect.

      (d) Valid Issuance of Securities. The shares of Common Stock that are being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement and the Warrants and under applicable federal and state securities laws. The shares of Common Stock issuable upon exercise of the Warrants being purchased under this Agreement have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Warrants and under applicable federal and state securities laws.

      (e) Governmental Consents. Except for such filings as have been, or will be, made prior to the Closing, no consent, approval, qualification, order or authorization of, or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with (i) the Company's valid execution, delivery or performance of the Transaction Documents to which it is a party; (ii) the offer, sale or issuance of the shares of Common Stock by the Company under this Agreement; or (iii) the issuance of the shares of Common Stock upon exercise of the Warrants.

      (f) Capitalization and Voting Rights. The capitalization of the Company, as of August 28, 2003, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to any equity incentive plan and the number of shares issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, any shares of capital stock is as set forth in Section
(f) of the Disclosure Schedule. The outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable. As of August 28, 2003 and except for (i) the exercise rights of the Warrants, (ii) currently outstanding options to purchase 3,606,145 shares of Common Stock granted to employees, consultants and directors pursuant to the Company's equity incentive plans (the "OPTION PLANS"), and (iii) warrants to purchase 15,625 shares of Common Stock granted to Silicon Valley Bank, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. In addition to the aforementioned options, as of August 28, 2003, the Company has reserved an additional (x) 1,836,463 shares of its Common Stock for purchase upon exercise of options to be granted in the future under the Option Plans, and
(y) 160,000 shares of its Common Stock for grant under the Company's 2003 restricted stock plan. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.


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

      (g) SEC Reports. The Company has made available to each Investor true and complete copies of each form, report, schedule, definitive proxy statement and registration statement filed by the Company with the U.S. Securities and Exchange Commission (the "SEC") subsequent to January 1, 2002 and on or prior to the business day immediately prior to the date hereof (collectively, the "SEC REPORTS"), which are all the forms, reports, schedules, statements and other documents (other than preliminary material) that the Company was required to file with the SEC. Since January 1, 2002, the Company has timely made all filings required to be made by it under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "SECURITIES ACT"), or the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "EXCHANGE ACT"), as applicable. The SEC Reports (including, without limitation, any financial statements or schedules included or incorporated by reference therein) (i) were prepared in compliance with the requirements of the Securities Act or the Exchange Act, as applicable, and (ii) did not at the time of filing (or if amended, supplemented or superseded by a filing prior to the date hereof, on the date of that filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (h) Financial Statements. The consolidated financial statements of the Company included in the SEC Reports have been prepared in accordance with generally accepted accounting principles consistently applied and consistent with prior periods, subject, in the case of unaudited interim consolidated financial statements, to normal recurring year-end adjustments and the absence of certain footnote disclosures. The consolidated balance sheets of the Company included in the SEC Reports fairly present the consolidated financial position of the Company as of their respective dates, and the related consolidated statements of operations, cash flows and stockholders' equity included in the SEC Reports fairly present the consolidated results of operations of the Company for the respective periods then ended, subject, in the case of unaudited interim financial statements, to normal recurring year-end adjustments and the absence of certain footnote disclosures. The Company has no liabilities or obligations (whether absolute, accrued, contingent or otherwise) of a nature required by generally accepted accounting principles to be reflected in a consolidated balance sheet (or reflected in the notes thereto), except for those (i) that are accrued or reserved against in the Company's financial statements (or reflected in the notes thereto) included in the SEC Reports, (ii) that were incurred subsequent to June 30, 2003 in the ordinary course of business and consistent with past practice, or (iii) that would not individually or in the aggregate have a Material Adverse Effect on the Company. Since June 30, 2003, there has not been any event, circumstance, condition, development or occurrence causing, resulting in or having a Material Adverse Effect.

      (i) Material Contracts. Each Material Contract is valid and in full force and effect as to the Company and, to the knowledge of the Company, the other parties thereto. The Company is not in violation of, or default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such default under), the Material Contracts, except to the extent that such violations or defaults, individually or in the aggregate, would not have a Material Adverse Effect. The Company has not received any written notice of any cancellation of any Material Contract by any other party thereto.

      (j) Related-Party Transactions. No director, officer or employee of the Company is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees (including, without limitation, stock option agreements outstanding under any equity incentive plan approved by the board of directors of the Company). To the Company's knowledge, no director, officer or employee of the Company has any direct or indirect material interest in any transaction with the Company (other than ordinary course services solely in their capacity as directors, officers or employees), in which the amount involved exceeds $60,000, individually or in the aggregate. To the Company's knowledge, none of such persons has any direct or indirect ownership interest in excess of ten percent (10%) in any firm or corporation with which the Company has a material business relationship.

      (k) Registration Rights. Except as provided in the Registration Rights Agreement, the Company is presently not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

      (l) Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, individually or in the aggregate, have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

      (m) Compliance with Applicable Law. The business of the Company is being conducted in compliance with, in all material respects, all applicable laws, ordinances, rules or regulations of any governmental entity, including, without limitation, federal, state, local and foreign laws and regulations relating to the protection of the health and safety of employees and equal employment opportunity. There are no unresolved notices of deficiency or charges of violation brought or, to the knowledge of the Company, threatened against the Company, including under any federal, state, local or foreign regulation or otherwise, and there are no facts or circumstances known to the Company that would constitute a reasonable basis on which any such proceedings, notices or actions may be instituted, issued or brought hereafter. No investigation or review by any governmental entity with respect to the Company or any of its subsidiaries is pending or, to the knowledge of the Company, threatened, nor, to the knowledge of the Company, has any governmental entity indicated an intention to conduct the same.

      (n) Litigation. There is no suit, claim, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or any of their respective properties or assets which would have, individually or in the aggregate, a Material Adverse Effect or would reasonably be expected to prevent or materially delay the completion of the transactions contemplated by this Agreement. The Company is not a party to, or to its knowledge, named in or subject to any order, writ, injunction, judgment or decree of any court, government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company currently intends to initiate.



                                       5
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      (o)   Title to Property and Assets; Leases. Except (i) as reflected in the financial statements contained in the SEC Reports, (ii) for liens for current taxes not yet delinquent, (iii) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (iv) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation or
(v) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property (clauses (i) through (v), the "PERMITTED LIENS"), the Company has good and marketable title to its property and assets free and clear of all mortgages, liens, claims, and encumbrances. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the knowledge of the Company, holds a valid leasehold interest free of any liens, claims, or encumbrances, except for Permitted Liens.

      (p) Intellectual Property. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes necessary for the conduct of its business as described in the SEC Reports, without, to the knowledge of the Company, any conflict with, or infringement of the rights of, others. Except for standard end-user license agreements, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, or other proprietary rights or processes of any other person or entity.

      (q) Employees. There is no strike, labor dispute or union organization activities pending or, to the knowledge of the Company, threatened between it and its employees. None of the Company's employees belong to any union or collective bargaining unit. The Company has complied in all material respects with all applicable federal and state equal opportunity and other laws related to employment. The Company is not aware that any executive officer (as defined in Rule 501(f) of the Securities Act) intends to terminate his or her employment with the Company or to substantially reduce his or her duties, nor does the Company have a present intention to terminate the employment of any such executive officer.

      (r) Tax Matters. The Company has timely filed all tax returns and reports (federal, state, and local) as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company as shown in the financial statements included in the SEC Reports is adequate for taxes due or accrued as of the date thereof.

      (s) Insurance. The Company maintains in full force and effect insurance policies of the type and in the amount reasonably adequate for its business (subject to reasonable deductibles), including, without limitation, insurance covering all real and personal property owned or leased by the Company against such risks customarily insured against by similarly-situated companies.



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      (t)   Environmental and Safety Laws. To the knowledge of the Company, the
Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety and, to the knowledge of the Company, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

      (u) No Integrated Offering. Subject in part to the truth and accuracy of each Investor's representations set forth in this Agreement, the offer, sale and issuance of the Units, as contemplated by this Agreement, are exempt from the registration requirements of the Securities Act. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the Units to be issued to the Investors. The issuance of the Units to the Investors will not be integrated with any past or future issuance of the Company's securities for purposes of the Securities Act.

      (v) Nasdaq Listing. The Common Stock is listed on the Nasdaq National Market System ("NASDAQ NMS") and there are no pending proceedings to revoke or suspend such listing. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Company currently meets the continuing eligibility requirements for listing on the Nasdaq NMS and has not received any notice from the Nasdaq NMS that it may not currently satisfy such requirements or that such continued listing is in any way threatened. The Company has taken no action designed to, or which, to the knowledge of the Company, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq NMS. The Company has received no notice that either the SEC or the Nasdaq NMS is contemplating terminating such registration or listing.

      (w) S-3 Eligibility. The Company is eligible to register the resale of the Common Stock on a registration statement on Form S-3 under the Securities Act. To the knowledge of the Company, there currently exists no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 in accordance with the Registration Rights Agreement.

      (x) Independent Investors. The Company acknowledges that each of the Investors is acting solely in the capacity of an arms' length purchaser with respect to this Agreement and the transactions contemplated hereby and that each Investor has separately negotiated the terms of this Agreement. The Company confirms that neither it nor any other person acting on its behalf has provided any of the Investors or their agents or counsel with any information that constitutes, or might constitute, material, nonpublic information, other than this Agreement and the transactions contemplated hereby. Upon the issuance of the press release referenced in Section 7(a), no Investor will be in possession of any material, non-public information provided by, or on behalf of, the Company.

      (y) Disclosure. All disclosure provided to the Investors regarding the Company, including the Disclosure Schedule, furnished by, or on behalf of, the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under

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which they were made, not misleading. Other than this Agreement and the transactions contemplated hereby, no event or circumstance has occurred or information exists with respect to the Company which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly disclosed or announced.

      (z) No Brokers. Except for First Albany Corporation and Roth Capital Partners, LLC whose fees shall be payable by the Company, no broker, finder, investment banker or other person is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based upon arrangements made by or on behalf of the Company.

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor, severally and not jointly, hereby represents, warrants and covenants to the Company that:

      (a) Authorization. Such Investor has full power and authority to enter into the Transaction Documents to which it is a party. This Agreement, the Warrant and the Registration Rights Agreement, when executed and delivered, will constitute a valid and legally binding obligation of such Investor, enforceable in accordance with their respective terms, except for the Enforceability Exceptions.

     (b) Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Securities will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same; provided, however, that in making such representation, such Investor does not agree to, or represent that it will, hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement or the Warrants and with applicable federal and state securities laws. Such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

      (c) Reliance Upon Investor's Representations. Such Investor understands that, except as provided under the Registration Rights Agreement, the Units are not, and any shares of Common Stock issued upon exercise of the Warrants may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investor's representations set forth herein.

      (d) Receipt of Information. Such Investor has received all the information such Investor considers necessary or appropriate for deciding whether to purchase the Units and understands that such Investor's investment in the Securities involves a high degree of risk. Each Investor further represents that such Investor has been furnished with all materials that it has requested regarding the terms and conditions of the offering of the Units and the business, financial condition, results of operations and prospects of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to such Investor or to which such Investor had access. Each Investor has also had the opportunity to make further inquiries of the Company for additional information. All such inquiries have been answered to such Investor's full and complete satisfaction. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 hereof or the right of the Investors to rely thereon.

      (e) Accredited Investor; Investment Experience. Such Investor's responses to the Investor Suitability Questionnaire, attached hereto as Exhibit C, are true and complete in every respect. Such Investor is an "ACCREDITED INVESTOR" (as defined under SEC Rule 501 of Regulation D under the Securities
Act) and is experienced in evaluating and investing in private placement transactions of securities. Such Investor is able to bear the economic risk of such Investor's investment and has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the investment in the Units. Such Investor also represents that such Investor has not been organized for the purpose of acquiring the Units or that, if it has been so organized, each member, partner or stockholder of such Investor is an "accredited investor."

      (f) No Ownership; No Hedging. Such Investor does not beneficially own, and will not beneficially own through the date of Closing (as determined in accordance with Rule 13d-3 under the Exchange Act and after giving effect to the transactions contemplated hereby), in excess of 14% of the outstanding shares of Common Stock. Such Investor has not and will not engage in any "short sale" or other hedging transaction in violation of applicable federal or state securities laws.

      (g) Restricted Securities. Such Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering. Such Investor understands that, because the Securities are characterized as restricted securities, the Securities may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely. Such Investor is familiar with Rule 144 under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Such Investor is also familiar with the anti-manipulation rules and regulations promulgated under the Exchange Act, including Regulation M.

      (h) No General Solicitation. Such Investor has not been offered the Securities through any form of advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by such media.

      (i) No Brokers. Except in connection with the arrangement among the Company, First Albany Corporation and Roth Capital Partners, LLC, no broker, finder, investment banker or other person is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based upon arrangements made by or on behalf of such Investor.

4.    CERTAIN SECURITIES MATTERS.

      (a)   Legends.

            (i) Each Investor acknowledges and understands that, until the Securities have been registered, each certificate or other document evidencing any of the Securities will be endorsed with the following legend:

            The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction. The securities represented hereby may not be sold, transferred or assigned in the absence of an effective registration statement covering the securities under applicable securities laws, or unless the Company has received an opinion of counsel or other evidence satisfactory to the Company and its counsel, that such registration is not required.

Notwithstanding the foregoing, to the extent that (1) the resale, transfer or assignment of any of the Securities is registered pursuant to an effective registration statement; (2) any of the Securities have been sold pursuant to Rule 144 under the Securities Act or any successor provision ("Rule 144), and such Investor provides the Company with customary seller's and broker's representation letters; or (3) the Securities are eligible for resale under Rule 144(k) or any successor provision, such Securities shall be issued without any legend or other restrictive language and, with respect to the Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder thereof upon request.

            (ii) The Company shall, within three (3) business days after the Registration Statement (as defined in the Registration Rights Agreement) is declared effective, deliver to its transfer agent an instruction letter (together with any legal opinion of counsel that may be required), instructing the transfer agent that at any time such registration statement is effective, the transfer agent shall issue, in connection with the issuance of the securities registered thereunder (the "REGISTERED SECURITIES"), certificates representing the Registered Securities without the restrictive legend above; provided that the Registered Securities are to be sold pursuant to the prospectus contained in the Registration Statement. In the event the above legend is removed from any Registered Security and, thereafter, the effectiveness of the Registration Statement is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon written notice to the Investor the Company may require that the above legend be placed on any Registered Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and the Investor shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when the Registered Security may again be sold pursuant to an effective registration statement or under Rule 144.

      (b) Limitations on Disposition. No Investor shall sell, transfer or assign any portion of the Securities, unless

            (i) there is then in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (ii) the Investor has notified the Company in writing of any such sale, transfer or assignment and furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; provided, however, that such opinion of counsel will be unnecessary (A) if the sale, transfer or assignment is made pursuant to Rule 144 and such Investor provides the Company with evidence reasonably satisfactory to the Company and its legal counsel that the proposed transaction satisfies the requirements of Rule 144 or
(B) in connection with a bona fide pledge or hypothecation of any Securities under a margin arrangement with a broker-dealer or other financial institution that complies with all applicable federal and state securities laws.

5. CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSING. The obligations of each Investor under Section 1 are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which will not be effective unless the Investor consents in writing thereto:

      (a) Representations and Warranties. The representations and warranties of the Company contained in Section 2 are true, in all material respects, on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

      (b) Performance. The Company has performed and complied, in all material respects, with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

      (c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement have been duly obtained and effective as of the Closing.

      (d) Listing. The Common Stock shall be authorized for quotation and listed on the Nasdaq National Market System ("NASDAQ NMS") and shall not have been suspended or delisted by either the SEC or Nasdaq NMS. No proceedings shall have been initiated by either the SEC or Nasdaq NMS to suspend or delist the Common Stock.

      (e) Compliance Certificate. An officer of the Company has delivered to the Investors at the Closing a certificate certifying that the conditions specified in Sections 5(a), (b), (c) and (d) have been fulfilled.

      (f) Registration Rights Agreement. The Company and each Investor have entered into the Registration Rights Agreement in the form attached hereto as Exhibit B.

      (g) Opinion of Company Counsel. The Investor has received from Gibson, Dunn & Crutcher LLP, counsel to the Company, a legal opinion, dated the date of the Closing and subject to customary exceptions, qualifications and limitations, covering the matters set forth on Exhibit D.

      (h) Minimum Investment. The aggregate Purchase Price paid by all the Investors hereunder to the Company must be no less than $8,000,000.

      (i) No Proceedings. No proceeding has been instituted that seeks to enjoin the transactions contemplated by this Agreement and the other Transaction Documents.

6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investors under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by each Investor:

      (a) Representations and Warranties. The representations and warranties of the Investors contained in Section 3 shall be true, in all material respects, on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

      (b) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

      (c) Payment of Purchase Price. Each Investor must have delivered to the Company the Purchase Price at the Closing for the Purchased Units purchased by it.

      (d) Minimum Investment. The aggregate Purchase Price paid by all the Investors hereunder to the Company must be no less than $8,000,000.

      (e) No Proceedings. No proceeding has been instituted that seeks to enjoin the transactions contemplated by this Agreement and the other Transaction Documents.

7.    CERTAIN COVENANTS OF THE COMPANY.

      (a) Press Release and Form 8-K. The Company shall, on or prior to 9:30 a.m. (Eastern Time) on September 3, 2003, issue a press release (the "PRESS RELEASE") disclosing all material terms of this Agreement and the transactions contemplated by this Agreement. Within one (1) business day after the Closing, the Company shall file a Current Report on Form 8-K (the "8-K FILING")with the SEC disclosing all material terms of this Agreement and the transactions contemplated hereby and including as exhibits to the 8-K Filing this Agreement, the Registration Rights Agreement and the form of Warrants, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby. The Company shall not, and shall cause each of its directors, officers, employees and agents not to, provide any Investor with any material nonpublic information regarding the Company from and after the issuance of the Press Release, unless otherwise requested by an Investor.

      (b) Use of Proceeds. The Company shall use the proceeds from the sale and issuance of the Units for general corporate purposes and working capital.

8.    MISCELLANEOUS.

      (a) Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Each Investor acknowledges that, except as expressly provided in this Agreement, the SEC Reports and the Disclosure Schedule, the Company has not made any representation or warranty, expressed or implied, as to the accuracy or completeness of any information regarding the Company or the Securities.

      (b) Survival of Representations and Warranties. The representations and warranties of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year after the Closing.

      (c) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      (d) Governing Law. This Agreement will be governed by and construed under the internal laws of the State of Delaware, without regard to any conflict of laws principles.

      (e) Submission to Jurisdiction. All actions or proceedings arising in connection with this Warrant may be tried and litigated in the state or federal courts located in the County of New Castle, State of Delaware. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the state and federal courts located in the County of New Castle, State of Delaware shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy, or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 8(e) by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 8(g). Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

      (f) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      (g) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given upon personal delivery or one (1) business day after being sent via a nationally recognized overnight courier service if overnight courier service is requested from such service or upon receipt of electronic or other confirmation of transmission if sent via facsimile, to the parties, their successors in interest or their assignees. Notices to the Investors shall be delivered to the applicable addresses set forth on Schedule 1 hereto; notices to the Company shall be delivered to its principal place of business, Attention: Chief Executive Officer. Any party may change its address for delivery of notice by written notice in accordance with this Section 8(g).

      (h) Finder's Fees. Each Investor, severally and not jointly, shall indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the cost and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company shall indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

      (i) Expenses. Irrespective of whether the Closing is completed, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement. If the Closing is completed, the Company shall, at the Closing and upon receipt of a bill therefor, reimburse the reasonable legal fees and expenses of one (1) special counsel for the Investors, not to exceed $20,000 in the aggregate.

      (j) Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of any Transaction Document, the prevailing party will be entitled to its actual attorneys' fees, costs and disbursements, in addition to any other relief to which such party may be entitled.

      (k) Waivers. Any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written waiver of the Company or the Investor giving such waiver.

      (l) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

      (m) California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

      (n) Rights of Investor. Each holder of Securities will have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of any Transaction Document, including, without limitation, the right to consent to the waiver of any obligation of the Company under any Transaction Document and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification. Such holder will not incur any liability to any other holder or holders of Securities with respect to exercising or refraining from exercising any such right or rights.

      (o) Exculpation Among Investors. Each Investor acknowledges that such Investor is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. No Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of an Investor will be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

      (p) Counterparts; Facsimiles. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document.

         [The remainder of this page has been intentionally left blank;
                            signature pages follow.]

      IN WITNESS WHEREOF, the Company has executed and delivered this Agreement as of the date first written above.

                                    THE COMPANY:

                                    I-Flow Corporation,
                                    a Delaware corporation



                                    By:_______________________________________

                                    Name:_____________________________________

                                    Title:____________________________________



         [The remainder of this page has been intentionally left blank;
                        Investor signature pages follow.]

      IN WITNESS WHEREOF, the undersigned Investor has executed and delivered this Agreement as of the date first written above with respect to the corresponding number of Purchased Units set forth below and on Schedule 1 hereto.

Number of Purchased Units:
                                    ------------------------------------------

                                    x $150.00 per Purchased Unit

Purchase Price:                     $
                                     -----------------------------------------

                                    THE INVESTOR:

                       Printed Name:
                                    ------------------------------------------

                            Address:
                                    ------------------------------------------

                                    ------------------------------------------

                                    ------------------------------------------

                                 By:
                                    ------------------------------------------

                       Printed Name:
                                    ------------------------------------------

                              Title:
                                    ------------------------------------------

                                   EXHIBIT A

The securities represented by this warrant or issuable upon exercise hereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered for sale, sold or otherwise disposed of except pursuant to an effective registration statement filed under the Securities Act, or pursuant to an exemption from registration under the Securities Act and any applicable state securities laws.

                                     WARRANT
                      TO PURCHASE SHARES OF COMMON STOCK OF
                               I-FLOW CORPORATION
                         VOID AFTER SEPTEMBER ____, 2008

ISSUED SEPTEMBER ____, 2003                                     WARRANT NO. ____

         This certifies that, for good and valuable consideration, _________________ or its designated assign (together, the "WARRANTHOLDER"), is entitled to purchase from I-Flow Corporation, a Delaware corporation (the "COMPANY"), subject to the terms and conditions hereof, at any time on or after 9:00 a.m. (Pacific Time), on the Effective Date, and before 5:00 p.m. (Pacific
Time), on the Expiration Date (or, if such day is not a Business Day, at or before 5:00 p.m. (Pacific Time), on the next following Business Day), up to _____________ (______) fully paid and nonassessable shares of Common Stock at the Exercise Price. The Exercise Price and the number of Warrant Shares for which this Warrant is exercisable are subject to adjustment from time to time as provided in Article III hereof.

                                    ARTICLE I
                               CERTAIN DEFINITIONS

         1.01 DEFINITION OF TERMS. As used in this Warrant, capitalized terms not otherwise defined have the following meanings:

         (a) "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which banks in the State of California are authorized by law to remain closed.

         (b) "COMMON STOCK" means the Company's common stock, par value $0.001 per share.

         (c) "EFFECTIVE DATE" means the date hereof.

         (d) "EXERCISE PRICE" means ten dollars ($10.00) per Warrant Share, as such price may be adjusted from time to time pursuant to Article III.

         (e) "EXPIRATION DATE" means September ____, 2008.

         (f) "MARKET PRICE" means the per share closing price of the Common Stock, as quoted on the Nasdaq National Market System (or, if the Common Stock is not then traded on the Nasdaq National Market System, the principal national securities exchange, automated quotation system or other trading market where the Common Stock is then listed, quoted or traded).

         (g) "SECURITIES ACT" means the Securities Act of 1933, as amended.

         (h) "TRADING DAY" means any day on which the Nasdaq National Market System (or, if the Common Stock is not then traded on the Nasdaq National Market System, the principal national securities exchange, automated quotation system or other trading market where the Common Stock is then listed, quoted or traded) is open for trading.

         (i) "WARRANTS" means this Warrant and all other warrants that may be issued in its place.

         (j) "WARRANTHOLDER" means the person or entity to whom this Warrant is originally issued, or any successor in interest thereto, or any assignee or transferee thereof, in whose name the Warrants are registered upon the books to be maintained by the Company for that purpose.

         (k) "WARRANT SHARES" means the shares of Common Stock purchasable upon exercise of the Warrants.

                                   ARTICLE II
                               EXERCISE OF WARRANT

         2.01 DURATION OF WARRANT. The Warrantholder may exercise this Warrant at any time and from time to time after the Effective Date and before the Expiration Date. If this Warrant is not exercised before the Expiration Date it will become void and all rights hereunder will thereupon cease.

         2.02 EXERCISE OF WARRANT.

         (a) Exercise of this Warrant shall be effected by presentation and surrender of this Warrant to the Company at its principal executive offices or at the office of its stock transfer agent, if any, with the form of Exercise Notice annexed hereto duly executed and accompanied by payment of the full Exercise Price for each Warrant Share to be purchased.

         (b) At any time beginning on the one-year anniversary of the Effective Date, (i) if a registration statement with respect to the resale of the Warrant Shares has not been declared effective by the SEC or has been withdrawn by the Company, or (ii) if, after at least five (5) consecutive trading days after the Warrantholder provides written notice to the Company of its intention to exercise this Warrant, there exists an Effectiveness Failure (as defined in that certain Registration Rights Agreement, of even date herewith, among the Company and the investors thereto), this Warrant may be exercised in whole or in part, in the case of clause (i) hereof, at any time, and in the case of clause (ii), at any time following such five (5) consecutive trading day period and, in either such case, until a registration statement is effective and available for such resale, by means of a cashless exercise (a "CASHLESS EXERCISE"). The Cashless Exercise of this Warrant shall be effected by presentation and surrender of this Warrant to the Company at its principal executive offices or at the office of its stock transfer agent, if any, with the form of Exercise Notice annexed hereto duly executed and marked that the Warrantholder desires to effect a Cashless Exercise, in which event the Company shall issue to the Warrantholder a number of shares of Common Stock determined in accordance with the following formula:

         X = Y x (A-B)/A

where: X = the number of Warrant Shares to be issued to the Warrantholder; Y = the number of Warrant Shares with respect to which this Warrant is being exercised;
         A = the Market Price on the date this Warrant is exercised; and B = the Exercise Price.

         (c) Upon receipt of this Warrant with the Exercise Notice duly executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole Warrant Shares issuable upon such exercise in such denominations as are requested for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. The Warrantholder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company will then be closed or that certificates representing such Warrant Shares will not then be actually delivered to the Warrantholder.

         (d) In case the Warrantholder exercises this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.

         2.03 RESERVATION OF SHARES. The Company shall reserve for issuance and delivery upon exercise of this Warrant such number of Warrant Shares that may be issuable, from time to time, upon exercise of this Warrant. All such shares will be duly authorized, and when issued upon such exercise, will be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights (except the restrictions imposed by the legend appearing at the top of the facing page of this Warrant).

         2.04 FRACTIONAL SHARES. The Warrant may be issued only for whole shares, and the Company will not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant.

                                   ARTICLE III
                     ADJUSTMENT OF SHARES AND EXERCISE PRICE

         3.01 MECHANICAL ADJUSTMENTS.

         (a) If at any time after the Effective Date and prior to the exercise of this Warrant in full, the Company shall, without receipt of consideration (i) subdivide, reclassify or recapitalize outstanding Common Stock into a greater number of shares, whether by a stock split, stock dividend or otherwise; (ii) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (iii) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or a merger in which the Company is the continuing corporation), the Company shall make appropriate and proportionate adjustments to the Exercise Price and number of Warrant Shares in effect at the time of the record date of such subdivision, combination, reclassification or recapitalization so that the Warrantholder is entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full with respect to all Warrant Shares then remaining subject to this Warrant immediately prior to such event, the Warrantholder would have owned upon such exercise and been entitled to receive by virtue of such subdivision, combination, reclassification or recapitalization. Any adjustment required by this Section 3.01(a) will be made successively immediately after the effective date of any subdivision, combination, reclassification or recapitalization to allow the purchase of such aggregate number and kind of shares.

         (b) In the event that at any time, as a result of any adjustment made pursuant to Section 3.01(a), the Warrantholder thereafter is entitled to receive any securities other than or in addition to Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in
Section 3.01(a).

         3.02 NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver forthwith to the Warrantholder a certificate signed by its Chief Executive Officer or President, and by any Vice President, Treasurer or Secretary, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which adjustment was made.

         3.03 PRO RATA DISTRIBUTIONS. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (a) evidences of its indebtedness, (b) any security (other than a distribution of Common Stock otherwise covered by this Article III), (c) rights or warrants to subscribe for or purchase any security, or (d) any other asset (in each case, "DISTRIBUTED PROPERTY"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of: (x) such Exercise Price, multiplied by (y) a fraction, the denominator of which is the average of the Market Prices for the five (5) trading days immediately prior to (but not including) such record date (the "AVERAGE MARKET PRICE"), and the numerator of which is Average Market Price, less the then fair market value of the Distributed Property distributed in respect of one (1) share of Common Stock, as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (the "APPRAISER").

         3.04 NO ADJUSTMENT FOR DIVIDENDS. Notwithstanding anything herein to the contrary, no adjustment in respect of any cash dividends paid by the Company will be made during the term of this Warrant or upon the exercise of this Warrant.

         3.05 PRESERVATION OF PURCHASE RIGHTS IN CERTAIN TRANSACTIONS. In case of any reclassification or capital reorganization of the Company or other change of outstanding shares of Common Stock (other than a subdivision or a combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and said merger does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause such successor or purchasing corporation, as the case may be, to execute with the Warrantholder an agreement granting the Warrantholder the right thereafter, upon payment of the Exercise Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such reclassification, change, consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments in respect of such shares of stock and other securities and property, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
III. In the event that in connection with any such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue will be treated as an issue of Common Stock covered by the provisions of Article III. The provisions of this Section 3.05 will similarly apply to successive reclassifications, capital reorganizations, consolidations, mergers, sales or conveyances.

         3.06 FORM OF WARRANT AFTER ADJUSTMENTS. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

         3.07 TREATMENT OF WARRANTHOLDER. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

                                   ARTICLE IV
              OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

         4.01 NO RIGHTS AS STOCKHOLDERS. Nothing contained in this Warrant will be construed as conferring upon the Warrantholder or its transferees the right to vote or to receive dividends or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors or any other matter, or any other rights whatsoever as a stockholder of the Company.

         4.02 LOST STOLEN MUTILATED OR DESTROYED WARRANTS. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which will, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as and in substitution for this Warrant.

         4.03 LIMITATION ON EXERCISE. Notwithstanding anything to the contrary contained in this Warrant, the number of Warrant Shares that may be acquired by the Warrantholder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Warrantholder (together with its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act), does not exceed 4.999% (the "MAXIMUM PERCENTAGE") of the total number of issued and outstanding shares of Common Stock (including, for such purpose, the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Warrantholder that it has evaluated the limitation set forth in this Section 4.03 and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this Section 4.03 and the Company shall be entitled to rely on such representation without making any further inquiry as to whether this Section 4.03 applies. By written notice to the Company, the Warrantholder may increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that (i) such percentage may not exceed 9.999%; (ii) any increase will not be effective until the 61st day after such written notice is delivered to the Company; and (iii) any increase or decrease will apply only to the Warrantholder and not to any other holder of warrants.

                                    ARTICLE V
            SPLIT-UP, COMBINATION, EXCHANGE AND TRANSFER OF WARRANTS

         5.01 SPLIT-UP, COMBINATION AND EXCHANGE OF WARRANTS. Subject to the provisions of Section 5.02, this Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange Warrants, it shall make such request in writing delivered to the Company and shall surrender to the Company any Warrants to be so split up, combined or exchanged. Upon any such surrender for a split up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company will not be required to effect any split up, combination or exchange which would result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination or exchange of Warrants.

         5.02 RESTRICTIONS ON TRANSFER. All transfers of this Warrant and Warrant Shares must be made in such a manner as not to violate any applicable state securities laws or the Securities Act and the rules and regulations promulgated thereunder. At the time of a transfer, the Warrantholder shall make such representations, and such legends will be placed on certificates representing this Warrant, as may be reasonably required in the opinion of counsel to the Company to permit a transfer without such registration under the Securities Act.

                                   ARTICLE VI
                                  OTHER MATTERS

         6.01 AMENDMENTS AND WAIVERS. The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the holder of this Warrant.

         6.02 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to any conflict of laws principles.

         6.03 SUBMISSION TO JURISDICTION. All actions or proceedings arising in connection with this Warrant may be tried and litigated in the state or federal courts located in the County of New Castle, State of Delaware. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the state and federal courts located in the County of New Castle, State of Delaware shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy, or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 6.03 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 6.06. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

         6.04 SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision will be excluded from this Warrant and the balance of the Warrant will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

         6.05 ATTORNEYS' FEES. In any action or proceeding brought to enforce any provisions of this Warrant, or where any provisions hereof or thereof is validly asserted as a defense, the prevailing party will be entitled to recover from the non-prevailing party actual attorneys' fees and disbursements in addition to its costs and expenses and any other available remedy.

         6.06 NOTICE. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given upon personal delivery or one (1) business day after being sent via a nationally recognized overnight courier service if overnight courier service is requested from such service or upon receipt of electronic or other confirmation of transmission if sent via facsimile, to the parties, their successors in interest or their assignees. Notices to the Investors shall be delivered to the applicable addresses set forth on Schedule 1 to the Securities Purchase Agreement, dated as of September [2], 2003, among the Company and the investors thereto; notices to the Company shall be delivered to its principal place of business, Attention: Chief Executive Officer. Any party may change its address for delivery of notice by written notice in accordance with this Section 6.06.

[The remainder of this page has been intentionally left blank; signature page follows.]

         IN WITNESS WHEREOF, this Warrant has been duly executed and delivered as of the date first above written.

                                        THE COMPANY:

                                        I-Flow Corporation,
                                        a Delaware corporation


                                        By:
                                             -----------------------------------

                              FORM OF ASSIGNMENT
                (To be executed only upon assignment of Warrant)

         For value received, _________________________ hereby sells, assigns and transfers unto __________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint attorney, to transfer said Warrant on the books of the within-named Company with respect to the number of Warrant Shares set forth below, with full power of substitution in the premises:

NAME(S) OF ASSIGNEE(S)                    ADDRESS                                        NO. OF WARRANT SHARES
----------------------                    -------                                        ---------------------








         And if said transferred Warrant Shares shall not be all the Warrant Shares represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrant Shares represented by said Warrant.

Dated:
      ---------------------------                  -----------------------------
                                                   Signature

Note: The above signature must correspond exactly with the name in which the Warrant is issued at the time of transfer.

                             FORM OF EXERCISE NOTICE
      (To be executed upon exercise of Warrant pursuant to Section 2.02(a))

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder Warrant Shares, and either:

         [ ] tenders herewith payment of the purchase price in full in the form
of cash or a certified or official bank check in the amount of $        ; or

         [ ] meets the requirements of Section 2.02(b) of this Warrant and elects to make a Cashless Exercise in accordance with the terms and conditions thereof.

         In connection with the irrevocable election to exercise this Warrant, the undersigned hereby represents and warrants to I-Flow Corporation that:

         (a) Except to the extent covered by an effective registration statement, the Warrant Shares will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing any of the Warrant Shares; provided, however, that in making such representation, the undersigned does not agree to, or represent that it will, hold the Warrant Shares for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Warrant Shares at any time in accordance with the provisions of this Warrant and with applicable federal and state securities laws.

         (b) The undersigned is an "accredited investor" (as defined under SEC Rule 501 of Regulation D under the Securities Act of 1933, as amended). The undersigned is able to bear the economic risk of an investment in the Warrant Shares and has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the exercise of this Warrant. The undersigned also represents that the undersigned has not been organized for the purpose of acquiring the Units or that, if it has been so organized, each member, partner or stockholder of such Investor is an "accredited investor."

         (c) The undersigned understands that (unless covered by an effective registration statement, sold pursuant to Rule 144 under the Securities Act) the Warrant Shares will be characterized as "restricted securities" under the federal securities laws. The undersigned understands that, if the Warrant Shares are characterized as restricted securities, the Warrant Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In the absence of an effective registration statement covering the Warrant Shares or an available exemption from registration under the Securities Act, the Warrant Shares must be held indefinitely. The undersigned is familiar with Rule 144 under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The undersigned is also familiar with the anti-manipulation rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, including Regulation M.

         Please issue a certificate or certificates for such Warrant Shares in the name of:

                                  Name:
                                       -----------------------------------------
                                      (Please print Address and Social Security
                                       Number below)







Dated:
      ---------------------------   --------------------------------------------
                                    Signature

Note: The above signature must correspond exactly with the name in which the Warrant is issued at the time of transfer.



         If the number of shares are not all the shares exchangeable or purchasable under the within Warrant, a new Warrant is to be issued in the name of the registered Warrant holder for the balance remaining of the shares purchasable rounded up to the next higher number of shares.

                                   EXHIBIT B

                               I-FLOW CORPORATION
                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of September _____, 2003 by and among I-Flow Corporation, a Delaware corporation (the "COMPANY"), and the Investors (the "INVESTORS") of the Company's securities pursuant to that certain Securities Purchase Agreement, dated as of September [2], 2003 (the "SECURITIES PURCHASE AGREEMENT"), and identified in Schedule 1 thereto.

         A. The Company and the Investors are parties to the Securities Purchase Agreement, whereby the Company will sell, and the Investors will purchase, the Units (as defined in the Securities Purchase Agreement).

         B. The Company and the Investors desire to enter into this Agreement in order to set forth the registration obligations of the Company with respect to the Registrable Shares purchased by the Investors under the Units.

         NOW THEREFORE, in consideration of the mutual agreements, covenants and conditions and releases contained herein, the Company and the Investors hereby agree as follows:

1. DEFINITIONS. As used herein:

         (a) "COMMON STOCK" means the Company's common stock, par value $0.001 per share.

         (b) "EFFECTIVENESS DEADLINE" means the one hundred twentieth (120th) day following the Closing.

         (c) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and any successor statute.

         (d) "FILING DEADLINE" means the thirtieth (30th) day following the Closing.

         (e) "INVESTOR" means any person owning or having the right to acquire Registrable Shares or any assignee thereof in accordance with Section 9 hereof.

         (f) "PURCHASED SHARES" means the shares of Common Stock issued to an Investor in connection with such Investor's purchase of Units (as defined in the Securities Purchase Agreement) under the Securities Purchase Agreement.

         (g) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with Rule 415 of the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         (h) "REGISTRABLE SHARES" means and includes (i) the shares of Common Stock issued under the Securities Purchase Agreement; (ii) the shares of Common Stock issuable upon exercise of the Warrants issued under the Securities Purchase Agreement; and
(iii) such indeterminate number of shares of Common Stock that may be issued in connection with a stock split, stock dividend, recapitalization or other event.

         (i) "SEC" means the U.S. Securities and Exchange Commission.

         (j) "SECURITIES ACT" means the Securities Act of 1933, as amended, and any successor statute.

         (k) "TRADING DAY" means any day on which the Nasdaq National Market System (or, if the Common Stock is not then traded on the Nasdaq National Market System, the principal national securities exchange, automated quotation system or other trading market where the Common Stock is then listed, quoted or traded) is open for trading.

         (l) "WARRANTS" means those warrants issued by the Company to the undersigned Investors concurrently herewith under the Securities Purchase Agreement.

2. REGISTRATION RIGHTS.

         (a) Mandatory Registration. The Company shall use its commercially reasonable efforts to prepare and file with the SEC as soon as practicable after the Closing (as defined in the Securities Purchase Agreement), but in no event later than the Filing Deadline, a registration statement on Form S-3 (or, if Form S-3 is unavailable, on such form of registration statement that is then available) (the "REGISTRATION STATEMENT") covering the resale of all the Registrable Shares by, and for the account of, the Investors, each as the selling stockholder thereunder. The Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, any or all of the Registrable Shares. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after the filing thereof, but in no event later than the Effectiveness Deadline; provided, however, that the Company shall submit a request for acceleration of effectiveness within two (2) business days following receipt of notification by the SEC of either no review or the completion of its review. Unless otherwise agreed by the Company, the offer and sale of the Registrable Shares pursuant to the Registration Statement shall not be underwritten.

         (b) Effectiveness. The Company shall cause the Registration Statement to remain effective until the earlier of (i) the second (2nd) anniversary of the Closing, and (ii) such earlier time as all the Registrable Shares covered by the Registration Statement have been distributed by the Investors pursuant thereto. Thereafter, the Company will be entitled to withdraw and terminate the Registration Statement and the Investors will have no further right to offer or sell any of the Registrable Shares pursuant to the Registration Statement.

         (c) Suspension of Registration Statement. Notwithstanding Section 2(b), the Company may suspend the Registration Statement after effectiveness in the event that:

            (i) there is an occurrence which causes the prospectus included in the Registration Statement, as then in effect, to contain any untrue statement of a material fact or to omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances then existing; or

            (ii) the Company is engaged in any activity, transaction or any preparations or negotiations for any activity or transaction that the Company has a bona fide business purpose to keep confidential and the Company determines that the public disclosure requirements imposed on the Company under the Securities Act in connection with such Registration Statement would require the disclosure of such activity, transaction, preparations or negotiations;

provided, however, that the Company shall promptly notify the Investors of the foregoing determination to suspend the Registration Statement (but without necessarily specifying the basis for such determination). If the Company suspends the Registration Statement pursuant to this Section 2(c), the Company shall, as promptly as practicable following the termination of the circumstance entitling the Company to do so, take such actions as may be necessary to reinstate the effectiveness of the Registration Statement. If, as a result thereof, the prospectus included in such Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall deliver to each Investor such amended prospectus.

         (d) Liquidated Damages.

            (i) If (A) on or prior to the Filing Date, the Registration Statement has not been filed with the SEC or (B) on or prior to the Effectiveness Deadline, the Registration Statement is not declared effective by the SEC (each of clauses (A) and (B), a "Registration Default"), then Company shall pay liquidated damages ("Liquidated Damages") to each Investor equal to the product of (x) the number Purchased Shares then held by such Investor; multiplied by (y) $7.50; multiplied by (z) one percent (1.0%) for each 30-day period (and pro rated daily for any portion thereof) commencing on (x) the day following the Filing Deadline and ending on the day that the Registration Statement is filed with the SEC, and (y) the day following the Effectiveness Deadline and ending on the day the Registration Statement is declared effective.

            (ii) If the Company suspends the Registration Statement pursuant to
Section 2(c) for more than either (A) 30 consecutive trading days in any 12-month period; or (B) 60 trading days, whether or not consecutive, in any 12-month period; or (C) 10 trading days, whether or not consecutive, during the first 60-day period after the Registration Statement has been declared effective by the SEC (each such trading day period described in clauses (A), (B) and (C), a "Suspension Limit," and each such occurrence described in clauses (A), (B) and
(C), an "Effectiveness Failure"), then the Company shall pay Liquidated Damages to each Investor equal to the product of (x) the number of Purchased Shares then held by such Investor; multiplied by (y) $7.50; multiplied by (z) one percent (1.0%) for each 30-trading day period (and pro rated daily for any portion thereof) commencing on the trading day following the Suspension Limit and ending on the earlier of (1) the trading day that the Company reinstates the Registration Statement, or (2) the second anniversary of the Closing.

            (iii) The Liquidated Damages set forth in this Section 2(d) shall be the exclusive monetary remedy available to the Investors for any Registration Default or any Effectiveness Failure. In no event shall the Company be required to pay any duplicative

Liquidated Damages in the event any Registration Defaults or Effectiveness Failures are concurrent of each other.

3. CERTAIN OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Shares, the Company shall:

         (a) Take such action as may be necessary so that (i) the Registration Statement, the related prospectus thereto, each amendment and supplement thereto, and each report or other document incorporated therein by reference complies in all material respects with the Securities Act, Exchange Act and the respective rules and regulations thereunder; (ii) the Registration Statement and the related prospectus thereto do not, when they become effective, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances then existing; and (iii) the Registration Statement complies with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares covered by such Registration Statement;

         (b) Prepare and file with the SEC such amendments and supplements to any Registration Statement and the related prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the resale of Registrable Shares;

         (c) Respond as promptly as practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto;

         (d) Furnish to each selling Investor such copies of each preliminary and final prospectus and any other documents that such Holder may reasonably request to facilitate the public resale of its Registrable Shares;

         (e) Use its commercially reasonable efforts to register or qualify the Registrable Shares to be registered pursuant to this Agreement under the applicable securities or "blue sky" laws of such jurisdictions as any selling Investor may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

         (f) Notify each selling Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (g) Cause all such Registrable Shares registered pursuant hereunder to be listed on the Nasdaq National Market System or any other securities exchange on which similar securities issued by the Company are then listed;

         (h) Furnish to each selling Holder, upon request, a copy of all documents filed and all correspondence from or to the SEC in connection with any such offering unless confidential treatment of such information has been requested of the Securities and Exchange Commission;

         (i) Use its commercially reasonable efforts to obtain the withdrawal of any SEC order suspending the effectiveness of the Registration Statement; and

         (j) Use its commercially reasonable efforts to meet, and continue to meet, the requirements for the use of Form S-3 to register the resale by the Investors of the Registrable Shares.

4. CERTAIN OBLIGATIONS OF THE INVESTORS.

         (a) Conditions Precedent. It is a condition precedent to the Company's obligations under this Agreement that each selling Investor must have promptly furnished to the Company, in writing, such information relating to such selling Investor and the intended method of distribution as may be reasonably requested by the Company or as required by applicable securities laws to complete the Registration Statement and to effect the registration of the Registrable Shares.

         (b) Suspension Obligations. Upon the receipt of any notice from the Company pursuant to Section 2(c), each selling Investor shall immediately cease all offers and sales of Registrable Shares under the Registration Statement until such time that the Company gives the selling Investor written authorization to resume offers and sales under the Registration Statement. If the prospectus included in the Registration Statement has been amended to comply with the requirements of the Securities Act, no selling Investor may make any offers or sales of Registrable Shares under the Registration Statement other than by means of such amended prospectus.

5. AVAILABILITY OF INFORMATION. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit an Investor to resell securities of the Company to the public without registration, the Company shall:

         (a) use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file on a timely basis with the SEC all information that the SEC may require under either of Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, take all action that may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Common Stock; and

         (c) furnish to any Investor forthwith upon written request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the SEC, and (iii) any other non-confidential reports and documents that are not available to the public and that an Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing an Investor to sell any such Registrable Shares without registration.

6 EXPENSES. The Company shall bear all costs and expenses of registration, including, without limitation, printing, legal and accounting expenses, SEC filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion exceeding $10,000 of the reasonable fees or disbursements of counsel for the Investors in connection with the registration of their Registrable Shares, or
(ii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited.

7. INDEMNIFICATION.

         (a) Indemnification of Investors. The Company shall indemnify and hold harmless each selling Investor and each person, if any, who controls such selling Investor within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such Investor and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the Registration Statement or prospectus as from time to time amended or supplemented by the Company); (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or (iii) any violation by the Company of the Securities Act, the Exchange Act, a state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law; provided, however, that the indemnity contained in this Section 7(a) will not apply where such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such selling Investor or any such controlling person expressly for use therein. Promptly after receipt by any selling Investor or any controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such selling Investor or controlling person, as the case may be, will notify the Company in writing of the commencement thereof; and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such selling Investor or controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such selling Investor or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of such Investor or controlling person by counsel retained by or on the behalf of the Company would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case the

Company shall pay, as incurred, the fees and expenses of such separate counsel. The Company shall not be liable to indemnify any person under this Section 7(a) for any settlement of any such action effected without the Company's consent (which consent shall not be unreasonably withheld). The Company shall not, except with the approval of each party being indemnified under this Section 7(a) (which approval will not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

         (b) Indemnification of the Company. Each selling Investor shall indemnify and hold harmless the Company, each of its directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such selling Investor, expressly for use therein; provided, however, that such selling Investor's obligations hereunder shall be limited to an amount equal to the proceeds to such selling Investor of the Registrable Shares sold in such registration. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such selling Investor, the Company will notify such selling Holder in writing of the commencement thereof, and such selling Investor shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such selling Investor. The Company and each such director, officer, employee or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of the Company, any of its directors, officers or employees, or controlling person by counsel retained by or on the behalf of such selling Investor would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case such selling Investor shall pay, as incurred, the fees and expenses of such separate counsel. Notwithstanding the two preceding sentences, if the action is one in which the Company may be obligated to indemnify any selling Investor pursuant to this Section 7, the Company shall have the right to assume the defense of such action, subject to the right of such selling Investor to participate therein as permitted by this Section 7. Such selling Investor shall not be liable to indemnify any person for any settlement of any such action effected without such selling Investor's consent (which consent shall not be unreasonably withheld). Such selling Investor shall not, except with the approval of the Company (which approval shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the party being so indemnified of a release from all liability in respect to such claim or litigation.

8. CONTRIBUTION. If the indemnification provided for in Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

9. TRANSFER OF REGISTRATION RIGHTS. The registration rights of any Investor under this Agreement may be transferred with the transfer of any Registrable Securities; provided that (a) the transferee agrees in writing to be bound by the terms of this Agreement, and (b) the Company is given written notice prior to such transfer.

10. NO CONFLICTING RIGHTS. The Company may grant pari passu registration rights to the rights granted hereunder. The Company will not grant registration rights to any person or entity that preclude the registration of Registrable Shares in accordance with the terms of this Agreement; provided that the Company may register the registrable shares of Silicon Valley Bank, pursuant to the "piggyback" registration rights granted to it by the Company, with the Registrable Shares under the Registration Statement. Until the effectiveness of the Registration Statement, the Company will not file any other registration statement covering any other securities of the Company, except for any registration statement relating to (a) securities to be offered pursuant to (i) an employee benefit plan or otherwise eligible to be registered on a Form S-8, or (ii) a dividend or interest reinvestment plan (including such a plan that has an open enrollment or cash investment feature); (b) securities to be issued in the acquisition of another business, through merger, consolidation, exchange of securities or otherwise; (c) securities to be offered primarily to existing security holders of the Company, through a "rights offering" or otherwise; or
(d) debt securities of the Company.

11. MISCELLANEOUS.

         (a) Entire Agreement. This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties.

         (b) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         (c) Governing Law. This Agreement will be governed by and construed under the internal laws of the State of Delaware, without regard to any conflict of laws principles.

         (d) Submission to Jurisdiction. All actions or proceedings arising in connection with this Warrant may be tried and litigated in the state or federal courts located in the County of New Castle, State of Delaware. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the state and federal courts located in the County of New Castle, State of Delaware shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy, or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 11(d) by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 11(f). Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

         (e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         (f) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given upon personal delivery or one (1) business day after being sent via a nationally recognized overnight courier service if overnight courier service is requested from such service or upon receipt of electronic or other confirmation of transmission if sent via facsimile, to the parties, their successors in interest or their assignees. Notices to the Investors shall be delivered to the applicable addresses set forth on Schedule 1 to the Securities Purchase Agreement; notices to the Company shall be delivered to its principal place of business, Attention: Chief Executive Officer. Any party may change its address for delivery of notice by written notice in accordance with this Section 11(f).

         (g) Amendment. Any modification, amendment, or waiver of this Agreement or any provision hereof, either retroactively or prospectively, shall be in writing and executed by the Company and the holders of not less fifty percent (50%) of the Registrable Shares which shall be binding upon all of the parties hereto.

         (h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         (i) Attorneys' Fees. In any action or proceeding brought to enforce any provisions of this Warrant, or where any provisions hereof or thereof is validly asserted as a defense, the prevailing party will be entitled to recover from the non-prevailing party actual attorneys' fees and disbursements in addition to its costs and expenses and any other available remedy.

         (j) Counterparts; Facsimiles. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document.

         [The remainder of this page has been intentionally left blank;
                            signature page follows.]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                             THE COMPANY:

                             I-Flow Corporation,
                             a Delaware corporation



                             By:________________________________________________

                             Name:______________________________________________

                             Title:_____________________________________________



                             THE INVESTORS:

                             By:________________________________________________

                             Name:______________________________________________

                             Title:_____________________________________________

                             Address:___________________________________________

                                     ___________________________________________



                             By:________________________________________________

                             Name:______________________________________________

                             Title:_____________________________________________

                             Address:___________________________________________

                                     ___________________________________________

                                   EXHIBIT C

                               I-FLOW CORPORATION

                       INVESTOR SUITABILITY QUESTIONNAIRE

      The purpose of this Investor Suitability Questionnaire is to determine whether you meet the investor suitability standards imposed by Regulation D promulgated under the Securities Act of 1933, as amended (the "ACT"), and generally to assist I-Flow Corporation (the "COMPANY") in complying with the requirements of the Act and any applicable state securities laws. The securities being offered have not been, and will not be at the time of purchase, registered under the Act and are being sold in reliance upon an exemption from the registration requirements of the Act and exemptions from applicable state securities laws. The information furnished herein will be relied upon in connection with the offering and sale of securities in compliance with the aforesaid exemption.

      All information supplied will be treated in confidence, except that this Investor Suitability Questionnaire may be provided to such parties as deemed appropriate or necessary to establish the availability of an exemption from registration under the Act and under state securities laws.

PLEASE ANSWER EACH QUESTION. (Please print or type.) If the answer to any question is "None" or "Not Applicable," please so state.

Name of Investor:
                            ---------------------------------------------

Citizenship:
                            ---------------------------------------------

Residence Address:
                            ---------------------------------------------

Social Security Number or
Tax Identification Number:
                            ---------------------------------------------

Occupation or Business:
                            ---------------------------------------------

Business Address:
                            ---------------------------------------------

1. Individuals please respond to the following questions by placing an "X" next to the appropriate answer.

      (a) Did your individual income without regard to that of your spouse exceed $200,000 in each of the last two full calendar years, and do you reasonably expect such individual income to exceed $200,000 in the current year? For the purpose of this question, income includes earned income, as well as other items of ordinary income, such as dividends, interest, and royalties, but excludes capital gains.

            Yes [ ]     No [ ]

      (b) Did your joint income with your spouse exceed $300,000 in each of the last two full calendar years, and do you reasonably expect such joint income to exceed $300,000 in the current year? For the purpose of this question, income includes earned income, as well as other items of ordinary income, such as dividends, interest, and royalties, but excludes capital gains.

            Yes [ ]     No [ ]

      (c) Does your net worth or joint net worth with that of your spouse exceed $1,000,000?

            Yes [ ]     No [ ]

      (d) Are you a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934?

            Yes [ ]     No [ ]

      (e) Set forth in the space provided below list the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

            ------------------------------------------------------------------

            ------------------------------------------------------------------

      (f)   Are you a director or executive officer of the Company?

            Yes [ ]     No [ ]

2. Corporations, partnerships, and investors other than individuals, please answer the following questions:

      (a)   Under the laws of what jurisdiction were you formed?________________

      (b) Were you formed for the purpose of investing in the securities being offered?

            Yes [ ]     No [ ]

      (c) Are you a national bank or a banking institution organized under the laws of any state or any territory of the United States or the District of Columbia?

            Yes [ ]     No [ ]

      (d) Are you a savings and loan association, building and loan association, cooperative bank, homestead association, or similar institution, which is supervised and examined by any state or federal authority having supervision over such institution?

            Yes [ ]     No [ ]

      (e) Are you a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934?

            Yes [ ]     No [ ]

      (f) Are you a company (i) whose primary and predominant business is underwriting insurance and subject to the supervision by a regulatory agency under the laws of any state or territory, or (ii) registered as an investment company under the Investment Company Act of 1940, or (iii) a Small Business Investment Company licensed by the U.S. Small Business Administration ("SBIC")?

            Yes [ ]     No [ ]

      (g) Are you a "business development company" within the meaning of the Investment Company Act of 1940 or the Investment Advisers Act of 1940?

            Yes [ ]     No [ ]

      (h) Are you an employee benefit plan under the Employee Retirement Income Security Act of 1974 (a "Plan") with assets in excess of $5,000,000?

            Yes [ ]     No [ ]

            If you are such a Plan, but if the Plan's total assets do not exceed $5,000,000, are investment decisions for the Plan made by a bank, savings and loan association, insurance company or registered investment adviser acting as fiduciary? (If yes, please specify the name of the fiduciary.)

            Yes [ ]     No [ ]

            Name of Fiduciary: ________________

            If you are a self-directed Plan, but if the Plan's total assets do not exceed $5,000,000, are investment decisions made solely by persons or entities that can answer yes to one or more of the questions under paragraphs (a) - (f) of Item 1, or (c) - (k) under this Item 2? (If yes, please specify the applicable Item and Paragraph.)

            Yes [ ]     No [ ]

            Item and Paragraph: ______________

      (i)   Are you (A)(i) a tax exempt organization which is qualified under
            Section 501(c)(3) of the Internal Revenue Code of 1986 as amended, or (ii) a corporation, or (iii) a Massachusetts or similar business trust, or (iv) partnership, not formed for the specific purpose of acquiring the securities offered, and (B) which has assets in excess of $5,000,000?

            Yes [ ]     No [ ]

      (j) Are you a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment?

            Yes [ ]     No [ ]

            If yes, please attach a memorandum describing such person's educational background, professional memberships or licenses, current employment, principal business and professional activities during the last five years, and experience as an investor in securities. Include any additional information evidencing that such person has sufficient knowledge and experience in financial matters that such person would be capable of evaluating the merits and risks of investing in the securities being offered.

      (k) Are you an entity in which all of the equity owners are persons who are either (i) entities described in paragraphs (c) through
            (j) above; (ii) individuals whose net worth, or joint net worth with their spouses, exceeds $1,000,000; (iii) individuals whose income without regard to that of their spouses exceeded

            $200,000, or whose joint income with their spouses exceeded $300,000, in each of the last two years and who reasonably expect such individual income to exceed $200,000 or such joint income to exceed $300,000 this year; or (iv) individuals who are brokers or dealers registered pursuant to Section 15 of the Securities Exchange Act of 1934?

            Yes [ ]     No [ ]

            If an equity owner is an entity described in paragraphs (h) or (j) under this Item 2, please provide the information required by such paragraph.

      (l) Set forth in the space provided below list the (1) state(s), if any, in the United States in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (2) the state(s), if any, in which you are incorporated or otherwise organized, and (3) the state(s), if any, in which you still pay income taxes:


            ------------------------------------------------------------------

            ------------------------------------------------------------------

3. The undersigned hereby represents that all the information supplied herein is true, correct and complete as of the date hereof. The undersigned agrees to notify the Company immediately of any material change in the forgoing answers.

      The undersigned hereby executes this Investor Suitability Questionnaire to the Company and hereby authorizes the Company to rely upon this Investor Suitability Questionnaire in connection with the offering and sale of securities to the undersigned.



-----------------------------------          -----------------------------------
NAME OF PURCHASER                            U.S. TAXPAYER ID NO., IF ANY:
(PLEASE PRINT OR TYPE)

                                    EXHIBIT D

      MATTERS TO BE COVERED BY LEGAL OPINION OF GIBSON, DUNN & CRUTCHER LLP

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

         2. The Company is duly qualified to do business as a foreign corporation and is in good standing in the State of California.

         3. The Company has the corporate power and authority to: (a) enter into and perform its obligations under the Transaction Documents; and (b) own its properties and assets and to conduct its businesses as, to our knowledge, currently being conducted.

         4. The authorized capital stock of the Company consists of (a) 40,000,000 shares of common stock, par value $0.001 per share ("Common Stock"), of which, to our knowledge, _________ shares of Common Stock are issued and outstanding; and (b) 5,000,000 shares of preferred stock, par value $0.001 per share, of which, to our knowledge, no shares are issued or outstanding. All of the issued and outstanding shares of Common Stock have been validly issued and, to our knowledge, are fully paid and nonassessable.

         5. The ____ shares of Common Stock to be issued under the Securities Purchase Agreement, when issued and delivered by the Company and paid for by the Purchasers in accordance with the terms of the Securities Purchase Agreement, will be validly issued, fully paid and nonassessable.

         6. The ____ shares of Common Stock issuable after the date hereof upon exercise of the Warrants, when issued and delivered by the Company and paid for in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable.

         7. The execution, delivery and performance by the Company of the Transaction Documents have been duly authorized by all necessary corporate action of the Company.

         8. Each of the Transaction Documents has been duly executed and delivered by the Company, and each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         9. The execution, delivery and performance by the Company of the Transaction Documents do not: (a) violate or conflict with any provision of the Company's Certificate of Incorporation or Bylaws; (b) violate, conflict with, result in a breach of the performance or observance of any material term of, or a default under, any of the agreements filed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2003 and June 30, 2003 as identified on Annex B hereto (the "Material Agreements"), which violation, breach or default would have a Material Adverse Effect; or (c) to our knowledge, violate or conflict with any provision of law, statute, judgment, writ, decree, order, rule or regulation applicable to the Company, the effect of which would have a Material Adverse Effect.

         10. Subject to the accuracy of the representations and warranties of each Purchaser contained in the Securities Purchase Agreement (and in reliance thereon without any independent investigation or verification), the offer and sale of the Securities by the Company, in accordance with the terms of the Securities Purchase Agreement and the Warrants, as applicable, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and from the qualification requirements of
Section 25110 of the California Corporate Securities Law of 1968, as amended.



                                       2